Exhibit 24

EXXON MOBIL CORPORATION

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Brian A. Maher, Richard E. Gutman and Robert E. Harayda, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her own name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8 relating to the issuance of the registrant's common stock under its 2004 Non-employee Director Restricted Stock Plan and any and all amendments (including post-effective amendments and other amendments thereto) to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing as he or she could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature

Title

Date

/s/ Lee R. Raymond____

Chairman of the Board

April 28, 2004

Lee R. Raymond

/s/ Michael J. Boskin_

Director

April 28, 2004

Michael J. Boskin

/s/ James R. Houghton_

Director

April 28, 2004

James R. Houghton

/s/ William R. Howell

Director

April 28, 2004

William R. Howell

Signature

Title

Date

/s/ Reatha Clark King_

Director

April 28, 2004

Reatha Clark King

/s/ Philip E. Lippincott

Director

April 28, 2004

Philip E. Lippincott

/s/ Harry J. Longwell_

Director

May 7, 2004

Harry J. Longwell

/s/ Henry A. McKinnell, Jr.

Director

April 28, 2004

Henry A. McKinnell, Jr.

/s/ Marilyn Carlson Nelson

Director

April 28, 2004

Marilyn Carlson Nelson

/s/ Walter V. Shipley____

Director

May 10, 2004

Walter V. Shipley

/s/ Rex W. Tillerson_____

Director

April 28, 2004

Rex W. Tillerson